Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2005

FIRSTWAVE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia (State or other jurisdiction of incorporation)	0-21202 (Commission File Number)	58-1588291 (I.R.S. Employer Identification No.)

2859 Paces Ferry Road, #1000
Atlanta, Georgia 30339
(Address of principal executive offices)

(770) 431-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 22, 2005, David Simmons resigned as President, Chief Operating Officer and Director of Firstwave Technologies, Inc., effective as of such date. The resignation was not due to any disagreement between Mr. Simmons and Firstwave on any matter relating to the company’s operations, policies or practices. Other officers of Firstwave will assume the responsibilities of overseeing and managing the company’s operations.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 Press Release, dated March 28, 2005, issued by Firstwave Technologies, Inc., reporting the departure of David R. Simmons, President, Chief Operating Officer, and Director of Firstwave Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

By:	/s/ Judith A. Vitale
Judith A. Vitale Chief Financial Officer
Date: March 28, 2005

Exhibit Index

Exhibit No.	___________________________Description_______________________________

99.1
Press Release, dated March 28, 2005, issued by Firstwave Technologies, Inc., reporting the departure of David R. Simmons, President, Chief Operating Officer, and Director of Firstwave Technologies, Inc.